                                                                    EXHIBIT 10.5

                                    FORM OF

                              SUBLEASE AGREEMENT
                              ------------------


     This Sublease Agreement (this "Sublease") is made this ____ day of ____________, 2000 between Global Payment Systems, LLC, a Georgia limited liability company ("Sublandlord"), and [Name of eHealth entity], a ____________ ("Subtenant").


                                R E C I T A L S
                                - - - - - - - -

     Bellfund Realty 424 Corporation/Corporation Immobiliere Bellfund 424 ("Landlord"), successor in interest to Concord Square Limited, as landlord, and Sublandlord, successor in interest to National Data Corporation of Canada Ltd., as tenant, are parties to that certain Lease of Office Space dated November 1, 1989, for the lease of certain space located in One and Three Concorde Gate, Don Mills, Ontario, Canada (the "Building"), said lease having been amended by Lease Amending Agreements dated December 1, 1993 and May 21, 1998 (as so amended the "Lease"; all capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lease).

     Sublandlord and Subtenant desire to enter into this Sublease, pursuant to the terms of which Subtenant will lease from Sublandlord and Sublandlord will lease to Subtenant a portion of the Premises.

     NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and the mutual covenants and obligations set forth in this Sublease, Sublandlord and Subtenant do hereby agree as follows:

     1.   Subleased Premises. Sublandlord does hereby lease to Subtenant, and
          ------------------
Subtenant leases and rents from Sublandlord, that portion of the Premises consisting of approximately 2,000 rentable square feet (2,000 rentable square feet being the agreed upon, conclusive square footage of the Subleased Premises for purposed hereof) as shown outlined and cross-hatched on the floor plan attached hereto as Exhibit A and incorporated herein by this referenced (the
                   ---------
"Subleased Premises"). The Subleased Premises are being leased by Sublandlord to Subtenant "AS IS" and Sublandlord shall not be obligated to construct any demising walls or make any improvements or alterations whatsoever with regard to the Subleased Premises. Subtenant shall not make any improvements or alterations to the Subleased Premises without Sublandlord's prior written consent.

     2.   Term. The term of this Sublease ("Sublease Term") shall begin on the
          ----
___ day of ___________, 2000 and shall expire at 12:00 midnight on the expiration date of the Lease unless the Lease or this Sublease is sooner terminated in accordance with the terms and conditions set forth therein or herein.

     3.   Rent. Subtenant shall pay to Sublandlord a base rent ("Base Rent") of
          ----
Thirty-One and 21/100 Dollars ($31.21) ($Canadian, or such other legal tender of the jurisdiction in which the Premises are located as may then be applicable) per rentable square foot of the Subleased Premises per annum [i.e., $62,420.00 ($Can.) per annum]. The Base Rent shall be payable by Subtenant to Sublandlord in advance in monthly installments of Five Thousand Two Hundred One and 67/100 Dollars ($5,201.67) each, which are due and payable on or before the first day of each calendar month during the Sublease Term with appropriate prorations for partial months. Subtenant shall also pay as additional rent hereunder ("Additional Rent") (i) Subtenant's pro rata share (based on the rentable square footage of the Subleased Premises compared to the rentable square footage of the Premises) of (a) all Occupancy Costs, and (b) costs for outside vendors and service providers engaged by Sublandlord to provide janitorial, security or other services to the Premises as a whole, and (ii) any amounts due under the Lease for separate or "other charges" (such as excess electrical, overtime HVAC, damage expenses, etc.) and incurred at Subtenant's request or otherwise allocable or attributable to the Subleased Premises. All Additional Rent shall be payable by Subtenant to Sublandlord at the time and in the same manner such payments are due by Sublandlord under the Lease, or as otherwise reasonably required by Sublandlord from time to time. Base Rent and Additional Rent are referred to collectively in this Sublease as "Rent". Subtenant shall also pay all tax due with regard to the Rent pursuant to the laws of the Country of Canada, Providence of Ontario.

     4.   Relationship to Lease. This Sublease and all of Subtenant's rights
          ---------------------
hereunder are expressly subject to and subordinate to all of the terms of the Lease. Subtenant hereby acknowledges that it has received copies of the Lease and has read all of the terms and conditions thereof. Subtenant hereby agrees to assume all obligations of Sublandlord, as "Tenant" under the Lease, with respect to the Subleased Premises. All of the terms and conditions of the Lease are hereby incorporated into this Sublease by reference as if fully set forth herein and except that "Landlord" shall be read as "Sublandlord" and "Tenant" shall be read as "Subtenant"; provided, however, that (i) Subtenant hereby acknowledges that Subtenant shall look solely to Landlord for the performance of all the Landlord's obligations under the Lease and that Sublandlord shall not be obligated to provide any services to Subtenant or otherwise perform any obligations in connection with this Sublease, and (ii) Subtenant shall not be entitled to exercise (or to require Sublandlord to exercise) any right of first offer, right of first refusal, right to contest taxes, renewal option, purchase option, termination option, contraction option, expansion option or any such other right or option granted to Sublandlord as "Tenant" under the Lease. Subtenant acknowledges that any termination of the Lease will result in a termination of the Sublease.

     5.   Use. Subtenant's use of the Subleased Premises shall be strictly in
          ---
accordance with the use provisions of the Lease.

     6.   Default. Any act or omission by Subtenant that would constitute a
          -------
default under the Lease shall, subject to the same notice and cure provisions provided in the Lease, be deemed a default by Subtenant under this Sublease. In addition, any failure by Subtenant to pay Rent when due (and the continuance of such failure for five (5) days following notice from Sublandlord to Subtenant) or any failure by Subtenant to perform any other obligations required under this Sublease, shall be deemed a default hereunder. Any such default by Subtenant shall entitle Sublandlord to exercise any and all remedies available to Landlord under the Lease or any other remedies available at law or in equity under the laws of the Country of Canada, Providence of Ontario.

     7.   Quiet Enjoyment. Provided Subtenant has performed its obligations
          ---------------
hereunder, Subtenant shall have the quiet enjoyment of the Subleased Premises without interference by Sublandlord or anyone claiming by, through or under Sublandlord. Sublandlord shall comply with its obligations under the Lease. Sublandlord will use reasonable efforts to enforce Landlord's obligations under the Lease, but if Sublandlord chooses not to pursue an action to enforce any of Landlord's obligations but Sublandlord desires to enforce such obligations, Sublandlord will assign its rights to Subtenant and will cooperate with Subtenant's efforts to enforce such obligations so long as such enforcement efforts are at Subtenant's sole expense and Subtenant indemnifies Sublandlord from any damages, claims or expenses resulting from such enforcement effort or Sublandlord's cooperation therewith.

     8.   Insurance and Indemnities. Subtenant hereby agrees to indemnify and
          -------------------------
hold Landlord and Sublandlord harmless, with regard to its leasing and use of Subleased Premises, to the same extent that Tenant is required to indemnify and hold Landlord harmless with respect to the Premises. Likewise, Subtenant hereby agrees to obtain and provide evidence satisfactory to Sublandlord, on or before the date of this Sublease, that Subtenant is carrying insurance in the same amounts and of the same types (including any required waiver of subrogation provisions or endorsements) required to be carried by Sublandlord, as "Tenant" under the Lease, with regard to the Premises.

     9.   Subleasing and Assignment. Subtenant shall have no further right to
          -------------------------
sublease or assign its rights under this Sublease or its rights with regard to the Subleased Premises without the prior written consent of Sublandlord, which consent may be withheld in Sublandlord's sole discretion. Notwithstanding the foregoing, Subtenant may assign or sublet its rights and obligations under this Sublease without Sublandlord's prior consent (but subject to any rights of Landlord under the Lease) to a successor corporation into which or with which Subtenant is merged or consolidated or which acquired all or substantially all of Subtenant's assets and property, provided that such successor corporation assumes substantially all of the obligations and liabilities of Subtenant hereunder.

     10.  Condition of Subleased Premises. Upon the expiration or earlier
          -------------------------------
termination of this Sublease, Subtenant shall return the Subleased Premises to

Sublandlord in the condition required by the Lease, normal wear and tear and damage by casualty or condemnation excepted.

     11.  Notices. Notices by Sublandlord and Subtenant shall be given to each
          -------
other in the same manner provided by the Lease:

               Sublandlord:        Global Payment Systems, LLC
                                   One National Data Plaza
                                   Atlanta, Georgia 30329
                                   Attention: Real Estate Department


               With a copy to:     Global Payment Systems, LLC
                                   One National Data Plaza
                                   Atlanta, Georgia 30329
                                   Attention: General Counsel

               Subtenant:          ______________________
                                   Two National Data Plaza
                                   Atlanta, Georgia 30329
                                   Attention: Real Estate Department

               With a copy to:     ______________________
                                   Two National Data Plaza
                                   Atlanta, Georgia 30329
                                   Attention: General Counsel

     12.  Signs. Subtenant shall have no right whatsoever to install any signs
          -----
in the Premises or the Building without the prior written consent of Sublandlord, which may be granted or withheld by Sublandlord in its sole discretion.

     13.  Miscellaneous. This Sublease shall be governed by the laws of the
          -------------
Country of Canada, Providence of Ontario. Time shall be of the essence with regard to the obligations under this Sublease. This Sublease supersedes all prior discussions and agreements between the parties and incorporates their entire Agreement. Base Rent and all other sums and amounts payable pursuant to the provisions of this Sublease shall be payable in coin or currency of the jurisdiction in which the Premises are located which, at the time of payment, is legal tender for the payment of public debts in such jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, the day and year first above written.



                                                  SUBLANDLORD:

                                                  Global Payment Systems, LLC

                                                  By:__________________________
                                                    Name:______________________
                                                    Title:_____________________



                      [Signatures continued on next page]

                                                  SUBTENANT:

                                                  _____________________________

                                                  By:__________________________
                                                  Name:________________________
                                                  Title:_______________________

                                                            [CORPORATE SEAL]

                               Landlord Consent
                               ----------------

     The undersigned, as Landlord under the Lease, does hereby consent to the within Sublease. Landlord does further agree to provide to Subtenant any notice of default by Sublandlord, as "Tenant" under the Lease, such notice to be delivered simultaneously with the notice provided to Sublandlord.

                                               Bellfund Realty 424
                                               Corporation/Corporation
                                               Immobiliere Bellfund 424

                                               By: _____________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                                            [CORPORATE SEAL]

                                    FORM OF
                               SUBLEASE AGREEMENT
                               ------------------


    This Sublease Agreement (this "Sublease") is made this ____ day of ____________, 2000 between National Data Corporation, a Delaware corporation ("Sublandlord"), and [Name of Newco entity], a ____________ ("Subtenant").


                                R E C I T A L S
                                - - - - - - - -

    Seville Plaza Management Corporation ("Landlord"), as landlord, and Sublandlord, successor in interest to Spring Anesthesia Group, Inc., as tenant, are parties to that certain Koll Office Lease dated June 3, 1993, for the lease of certain space located in Seville Plaza, 5473 Kearny Villa Road, San Diego, California (the "Building"), said lease having been amended by Amendment to Office Lease dated March 18, 1998 (as so amended the "Lease"; all capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lease).

    Sublandlord and Subtenant desire to enter into this Sublease, pursuant to the terms of which Subtenant will lease from Sublandlord and Sublandlord will lease to Subtenant a portion of the Premises.

    NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and the mutual covenants and obligations set forth in this Sublease, Sublandlord and Subtenant do hereby agree as follows:

    1.   Subleased Premises.  Sublandlord does hereby lease to Subtenant, and
         ------------------
Subtenant leases and rents from Sublandlord, that portion of the Premises consisting of approximately 1,771 rentable square feet (1,771 rentable square feet being the agreed upon, conclusive square footage of the Subleased Premises for purposed hereof) as shown outlined and cross-hatched on the floor plan attached hereto as Exhibit A and incorporated herein by this referenced (the
                   ---------
"Subleased Premises"). The Subleased Premises are being leased by Sublandlord to Subtenant "AS IS" and Sublandlord shall not be obligated to construct any demising walls or make any improvements or alterations whatsoever with regard to the Subleased Premises. Subtenant shall not make any improvements or alterations to the Subleased Premises without Sublandlord's prior written consent.

    2.   Term.  The term of this Sublease ("Sublease Term") shall begin on the
         ----
___ day of ___________, 2000 and shall expire at 12:00 midnight on the expiration date of the Lease unless the Lease or this Sublease is sooner terminated in accordance with the terms and conditions set forth therein or herein.

    3.   Rent.  Subtenant shall pay to Sublandlord a base rent ("Base Rent") of
         ----
___________ and __/100 ($__.__) per rentable square foot of the Subleased Premises per annum ($__,___.__). The Base Rent shall be payable by Subtenant to Sublandlord in advance in monthly installments of ________________________________________ and __/100 ($,___.__) each, which are due and payable on or before the first day of each calendar month during the Sublease Term with appropriate prorations for partial months. Subtenant shall also pay as additional rent hereunder ("Additional Rent") (i) Subtenant's pro rata share (based on the rentable square footage of the Subleased Premises compared to the rentable square footage of the Premises) of (a) all Operating Expenses, and (b) costs for outside vendors and service providers engaged by Sublandlord to provide janitorial, security or other services to the Premises as a whole, and (ii) any amounts due under the Lease for separate or other charges (such as excess electrical, overtime HVAC, damage expenses, etc.) and incurred at Subtenant's request or otherwise allocable or attributable to the Subleased Premises. All Additional Rent shall be payable by Subtenant to Sublandlord at the time and in the same manner such payments are due by Sublandlord under the Lease, or as otherwise reasonably required by Sublandlord from time to time. Base Rent and Additional Rent are referred to collectively in this Sublease as "Rent". Subtenant shall also pay all tax due with regard to the Rent pursuant to the laws of the State of California.

    4.   Relationship to Lease.  This Sublease and all of Subtenant's rights
         ---------------------
hereunder are expressly subject to and subordinate to all of the terms of the Lease. Subtenant hereby acknowledges that it has received copies of the Lease and has read all of the terms and conditions thereof. Subtenant hereby agrees to assume all obligations of Sublandlord, as "Tenant" under the Lease, with respect to the Subleased Premises. All of the terms and conditions of the Lease are hereby incorporated into this Sublease by reference as if fully set forth herein and except that "Landlord" shall be read as "Sublandlord" and "Tenant" shall be read as "Subtenant"; provided, however, that (i) Subtenant hereby acknowledges that Subtenant shall look solely to Landlord for the performance of all the Landlord's obligations under the Lease and that Sublandlord shall not be obligated to provide any services to Subtenant or otherwise perform any obligations in connection with this Sublease, and (ii) Subtenant shall not be entitled to exercise (or to require Sublandlord to exercise) any right of first offer, right of first refusal, right to contest taxes, renewal option, purchase option, termination option, contraction option, expansion option or any such other right or option granted to Sublandlord as "Tenant" under the Lease. Subtenant acknowledges that any termination of the Lease will result in a termination of the Sublease.

    5.   Use.  Subtenant's use of the Subleased Premises shall be strictly in
         ---
accordance with the use provisions of the Lease.

    6.   Default.  Any act or omission by Subtenant that would constitute a
         -------
default under the Lease shall, subject to the same notice and cure provisions provided in the Lease, be deemed a default by Subtenant under this Sublease. In addition, any failure by Subtenant to pay Rent when due (and the continuance of such failure for five (5) days following notice from Sublandlord to Subtenant) or any failure by Subtenant to perform any other obligations required under this Sublease, shall be deemed a default hereunder. Any such default by Subtenant shall entitle Sublandlord to exercise any and all remedies available to Landlord under the Lease or any other remedies available at law or in equity under the laws of the State of California.

    7.   Quiet Enjoyment.  Provided Subtenant has performed its obligations
         ---------------
hereunder, Subtenant shall have the quiet enjoyment of the Subleased Premises without interference by Sublandlord or anyone claiming by, through or under Sublandlord. Sublandlord shall comply with its obligations under the Lease. Sublandlord will use reasonable efforts to enforce Landlord's obligations under the Lease, but if Sublandlord chooses not to pursue an action to enforce any of Landlord's obligations but Sublandlord desires to enforce such obligations, Sublandlord will assign its rights to Subtenant and will cooperate with Subtenant's efforts to enforce such obligations so long as such enforcement efforts are at Subtenant's sole expense and Subtenant indemnifies Sublandlord from any damages, claims or expenses resulting from such enforcement effort or Sublandlord's cooperation therewith.

    8.   Insurance and Indemnities.  Subtenant hereby agrees to indemnify and
         -------------------------
hold Landlord and Sublandlord harmless, with regard to its leasing and use of Subleased Premises, to the same extent that Tenant is required to indemnify and hold Landlord harmless with respect to the Premises. Likewise, Subtenant hereby agrees to obtain and provide evidence satisfactory to Sublandlord, on or before the date of this Sublease, that Subtenant is carrying insurance in the same amounts and of the same types (including any required waiver of subrogation provisions or endorsements) required to be carried by Sublandlord, as "Tenant" under the Lease, with regard to the Premises.

    9.   Subleasing and Assignment.  Subtenant shall have no further right to
         -------------------------
sublease or assign its rights under this Sublease or its rights with regard to the Subleased Premises without the prior written consent of Sublandlord, which consent may be withheld in Sublandlord's sole discretion.

    10.  Condition of Subleased Premises.  Upon the expiration or earlier
         -------------------------------
termination of this Sublease, Subtenant shall return the Subleased Premises to Sublandlord in the condition required by the Lease, normal wear and tear and damage by casualty or condemnation excepted.

    11.  Notices.  Notices by Sublandlord and Subtenant shall be given to each
         -------
other in the same manner provided by the Lease:

           Subtenant:    _______________________
                         c/o Global Payment Inc.
                         One National Data Plaza
                         Atlanta, Georgia 30329
                         Attention: Real Estate Department

         With a copy to:   _______________________
                           c/o Global Payment Inc.
                           One National Data Plaza
                           Atlanta, Georgia 30329
                           Attention:  General Counsel

         Sublandlord:      National Data Corporation
                           Two National Data Plaza
                           Atlanta, Georgia 30329
                           Attention:  Real Estate Department

         With a copy to:   National Data Corporation
                           Two National Data Plaza
                           Atlanta, Georgia 30329
                           Attention:  General Counsel

    12.  Signs.  Subtenant shall have no right whatsoever to install any signs
         -----
in the Premises or the Building without the prior written consent of Sublandlord, which may be granted or withheld by Sublandlord in its sole discretion.

    13.  Miscellaneous.  This Sublease shall be governed by the laws of the
         -------------
State of California. Time shall be of the essence with regard to the obligations under this Sublease. This Sublease supersedes all prior discussions and agreements between the parties and incorporates their entire Agreement.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, the day and year first above written.



                                  SUBLANDLORD:

                                  National Data Corporation

                                  By:
                                     ---------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------



                      [Signatures continued on next page]

                                  SUBTENANT:

                                  -----------------------------

                                  By:
                                     ---------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------


                                           [CORPORATE SEAL]

                                Landlord Consent
                                ----------------

    The undersigned, as Landlord under the Lease, does hereby consent to the within Sublease. Landlord does further agree to provide to Subtenant any notice of default by Sublandlord, as "Tenant" under the Lease, such notice to be delivered simultaneously with the notice provided to Sublandlord.

                                  Seville Plaza Management
                                  Corporation

                                  By:
                                     ---------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------

                                            [CORPORATE SEAL]

                                    FORM OF
                              SUBLEASE AGREEMENT
                              ------------------


    This Sublease Agreement (this "Sublease") is made this ____ day of ____________, 2000 between Global Payment Systems, LLC, a Georgia limited liability company ("Sublandlord"), and [Name of eHealth entity], a ____________ ("Subtenant").


                                R E C I T A L S
                                - - - - - - - -

    Duke Weeks Realty Corporation ("Landlord"), successor in interest to Duke Weeks Limited Partnership, as landlord, and Sublandlord, as tenant, are parties to that certain Lease Agreement dated December 18, 1997, for the lease of certain space (the "Premises") located in Building 482 of Westport Center, 2054 Westport Center Drive, Maryland Heights, Missouri (the "Building"), said lease having been amended by First Lease Amendment dated October 26, 1998 (as so amended the "Lease"; all capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lease).

    Sublandlord and Subtenant desire to enter into this Sublease, pursuant to the terms of which Subtenant will lease from Sublandlord and Sublandlord will lease to Subtenant a portion of the Premises.

    NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and the mutual covenants and obligations set forth in this Sublease, Sublandlord and Subtenant do hereby agree as follows:

    1.   Subleased Premises.  Sublandlord does hereby lease to Subtenant, and
         ------------------
Subtenant leases and rents from Sublandlord, that portion of the Premises consisting of approximately 1,784 rentable square feet (1,784 rentable square feet being the agreed upon, conclusive square footage of the Subleased Premises for purposed hereof) as shown outlined and cross-hatched on the floor plan attached hereto as Exhibit A and incorporated herein by this referenced (the
                   ---------
"Subleased Premises"). The Subleased Premises are being leased by Sublandlord to Subtenant "AS IS" and Sublandlord shall not be obligated to construct any demising walls or make any improvements or alterations whatsoever with regard to the Subleased Premises. Subtenant shall not make any improvements or alterations to the Subleased Premises without Sublandlord's prior written consent.

    2.   Term.  The term of this Sublease ("Sublease Term") shall begin on the
         ----
___ day of ___________, 2000 ( the "Commencement Date") and shall expire at 12:00 midnight on the day immediately preceding the third (3rd) anniversary of the Commencement Date, unless the Lease or this Sublease is sooner terminated in accordance with the terms and conditions set forth therein or herein. Notwithstanding the foregoing, either party hereto may at any time terminate this Sublease by written notice to the other given sixty (60) days prior to the effective date of such termination.

    3.   Rent.  Subtenant shall pay to Sublandlord a base rent ("Base Rent") of
         ----
___________ and __/100 ($__.__) per rentable square foot of the Subleased Premises per annum ($__,___.__). The Base Rent shall be payable by Subtenant to Sublandlord in advance in monthly installments of ________________________________________ and __/100 ($_,__.__) each, which are due and payable on or before the first day of each calendar month during the Sublease Term with appropriate prorations for partial months. Subtenant shall also pay as additional rent hereunder ("Additional Rent") (i) Subtenant's pro rata share (based on the rentable square footage of the Subleased Premises compared to the rentable square footage of the Premises) of (a) all Common Area Charges, and (b) costs for outside vendors and service providers engaged by Sublandlord to provide janitorial, security or other services to the Premises as a whole, and (ii) any amounts due under the Lease for separate or other charges (such as excess electrical, overtime HVAC, damage expenses, etc.) and incurred at Subtenant's request or otherwise allocable or attributable to the Subleased Premises. All Additional Rent shall be payable by Subtenant to Sublandlord at the time and in the same manner such payments are due by Sublandlord under the Lease, or as otherwise reasonably required by Sublandlord from time to time. Base Rent and Additional Rent are referred to collectively in this Sublease as "Rent". Subtenant shall also pay all tax due with regard to the Rent pursuant to the laws of the State of Missouri.

    4.   Relationship to Lease.  This Sublease and all of Subtenant's rights
         ---------------------
hereunder are expressly subject to and subordinate to all of the terms of the Lease. Subtenant hereby acknowledges that it has received copies of the Lease and has read all of the terms and conditions thereof. Subtenant hereby agrees to assume all obligations of Sublandlord, as "Tenant" under the Lease, with respect to the Subleased Premises. All of the terms and conditions of the Lease are hereby incorporated into this Sublease by reference as if fully set forth herein and except that "Landlord" shall be read as "Sublandlord" and "Tenant" shall be read as "Subtenant"; provided, however, that (i) Subtenant hereby acknowledges that Subtenant shall look solely to Landlord for the performance of all the Landlord's obligations under the Lease and that Sublandlord shall not be obligated to provide any services to Subtenant or otherwise perform any obligations in connection with this Sublease, and (ii) Subtenant shall not be entitled to exercise (or to require Sublandlord to exercise) any right of first offer, right of first refusal, right to contest taxes, renewal option, purchase option, termination option, contraction option, expansion option or any such other right or option granted to Sublandlord as "Tenant" under the Lease. Subtenant acknowledges that any termination of the Lease will result in a termination of the Sublease.

    5.   Use.  Subtenant's use of the Subleased Premises shall be strictly in
         ---
accordance with the use provisions of the Lease.

    6.   Default.  Any act or omission by Subtenant that would constitute a
         -------
default under the Lease shall, subject to the same notice and cure provisions provided in the Lease, be deemed a default by Subtenant under this Sublease. In addition, any failure by Subtenant to pay Rent when due (and the continuance of such failure for five (5) days following notice from Sublandlord to Subtenant) or any failure by Subtenant to perform any other obligations required under this Sublease, shall be deemed a default hereunder. Any such default by Subtenant shall entitle Sublandlord to exercise any and all remedies available to Landlord under the Lease or any other remedies available at law or in equity under the laws of the State of Missouri.

    7.   Quiet Enjoyment.  Provided Subtenant has performed its obligations
         ---------------
hereunder, Subtenant shall have the quiet enjoyment of the Subleased Premises without interference by Sublandlord or anyone claiming by, through or under Sublandlord. Sublandlord shall comply with its obligations under the Lease. Sublandlord will use reasonable efforts to enforce Landlord's obligations under the Lease, but if Sublandlord chooses not to pursue an action to enforce any of Landlord's obligations but Sublandlord desires to enforce such obligations, Sublandlord will assign its rights to Subtenant and will cooperate with Subtenant's efforts to enforce such obligations so long as such enforcement efforts are at Subtenant's sole expense and Subtenant indemnifies Sublandlord from any damages, claims or expenses resulting from such enforcement effort or Sublandlord's cooperation therewith.

    8.   Insurance and Indemnities.  Subtenant hereby agrees to indemnify and
         -------------------------
hold Landlord and Sublandlord harmless, with regard to its leasing and use of Subleased Premises, to the same extent that Tenant is required to indemnify and hold Landlord harmless with respect to the Premises. Likewise, Subtenant hereby agrees to obtain and provide evidence satisfactory to Sublandlord, on or before the date of this Sublease, that Subtenant is carrying insurance in the same amounts and of the same types (including any required waiver of subrogation provisions or endorsements) required to be carried by Sublandlord, as "Tenant" under the Lease, with regard to the Premises.

    9.   Subleasing and Assignment.  Subtenant shall have no further right to
         -------------------------
sublease or assign its rights under this Sublease or its rights with regard to the Subleased Premises without the prior written consent of Sublandlord, which consent may be withheld in Sublandlord's sole discretion.

    10.  Condition of Subleased Premises.  Upon the expiration or earlier
         -------------------------------
termination of this Sublease, Subtenant shall return the Subleased Premises to Sublandlord in the condition required by the Lease, normal wear and tear and damage by casualty or condemnation excepted.

    11.  Notices.  Notices by Sublandlord and Subtenant shall be given to each
         -------
other in the same manner provided by the Lease:

         Sublandlord:              Global Payment Systems, LLC
                                   One National Data Plaza
                                   Atlanta, Georgia 30329
                                   Attention:  Real Estate Department


         With a copy to:           Global Payment Systems, LLC
                                   One National Data Plaza
                                   Atlanta, Georgia 30329
                                   Attention:  General Counsel

         Subtenant:                ___________________
                                   Two National Data Plaza
                                   Atlanta, Georgia 30329
                                   Attention:  Real Estate Department

         With a copy to:           ___________________
                                   Two National Data Plaza
                                   Atlanta, Georgia 30329
                                   Attention:  General Counsel

    12.  Signs.  Subtenant shall have no right whatsoever to install any signs
         -----
in the Premises or the Building without the prior written consent of Sublandlord, which may be granted or withheld by Sublandlord in its sole discretion.

    13.  Miscellaneous.  This Sublease shall be governed by the laws of the
         -------------
State of Missouri. Time shall be of the essence with regard to the obligations under this Sublease. This Sublease supersedes all prior discussions and agreements between the parties and incorporates their entire Agreement.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, the day and year first above written.



                                  SUBLANDLORD:

                                  Global Payment Systems, LLC

                                  By:________________________
                                    Name:____________________
                                    Title:___________________


                      [Signatures continued on next page]

                                  SUBTENANT:

                                  _____________________________

                                  By:__________________________
                                  Name:________________________
                                  Title:_______________________

                                           [CORPORATE SEAL]

                               Landlord Consent
                               ----------------

    The undersigned, as Landlord under the Lease, does hereby consent to the within Sublease. Landlord does further agree to provide to Subtenant any notice of default by Sublandlord, as "Tenant" under the Lease, such notice to be delivered simultaneously with the notice provided to Sublandlord.

                                  Duke Weeks Realty Corporation

                                  By:_____________________________
                                    Name:_________________________
                                    Title:________________________

                                            [CORPORATE SEAL]